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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2004
                                                        ------------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-14671                   04-3444269
      --------                      ---------                 ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
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                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01   OTHER EVENTS.
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      On September 30, 2004, Woronoco Savings Bank (the "Bank"), the
wholly-owned subsidiary of Woronoco Bancorp, Inc. (the "Company"), completed its acquisition of The Colton Agency, Inc., a full-service insurance agency located at 136 Elm Street, Westfield, Massachusetts.

      The Colton Agency will join the Bank's existing insurance subsidiary Keyes, Mattson & Agan Agency as members of the newly formed Woronoco Insurance Group, Inc., under which all insurance subsidiaries will operate. At this time, both agencies will retain their individual names. Paul Lesukoski, President of the Woronoco Insurance Group, and Evan Mattson, Vice President of the Woronoco Insurance Group, will continue to manage both insurance agencies. The Colton Agency's former owner David C. Colton, Jr. will stay on as a consultant of The Colton Agency. Account Executive Norm Lefebvre will remain with The Colton Agency on a part-time basis.

      The Company expects the acquisition to be accretive to earnings. The purchase price of the agency was $1,380,000. The combined agencies will service more than 11,000 policies and nearly 8,000 clients with annual premiums of approximately $13.3 million. Personal insurance lines will comprise approximately 60% of the business, with commercial and other insurance products making up the remaining 40%. Product offerings include property and casualty insurance products as well as life insurance, group life, health and accident insurance products for individuals and commercial clients.

      The Colton acquisition will allow the Bank to achieve greater cost efficiencies as the Keyes, Mattson & Agan Agency office in Westfield will relocate into the Colton office by the end of the year. The Bank also plans to relocate Keyes, Mattson & Agan Agency's West Springfield office to the new Woronoco Financial Center, located in Longmeadow, Massachusetts, later this fall. The Bank plans to retain The Colton Agency staff, bringing the agencies' total number of employees to 21.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 6, 2004             By: /s/ Cornelius D. Mahoney
                                       ----------------------------------------
                                       Cornelius D. Mahoney
                                       President and Chief Executive Officer








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